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                                                                   EXHIBIT 10.16



                             TAMM II INCENTIVE PLAN

                               LIMITED PARTNERSHIP

                          LIMITED PARTNERSHIP AGREEMENT

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                                TABLE OF CONTENTS

                                                                  Page Number
                                                                  -----------

ARTICLE   I      General Provisions ................................   1

Section   1.01 Definitions .........................................   1
    (a)   Agreement ................................................   1
    (b)   Capital Account ..........................................   1
    (c)   Capital Commitment .......................................   1
    (d)   Capital Contribution .....................................   1
    (e)   Certificate of Limited Partnership .......................   1
    (f)   General Partner ..........................................   2
    (g)   Limited Partner ..........................................   2
    (h)   Net Gain and Net Loss ....................................   2
    (i)   Partner ..................................................   3
    (j)   Partnership ..............................................   3
    (k)   Securities ...............................................   3
    (l)   TAH ......................................................   3
    (m)   ULPA .....................................................   3
    (n)   Voting Control ...........................................   3
Section   1.02   Partnership Name ..................................   3
Section   1.03   Fiscal Year .......................................   3
Section   1.04   Nature and Liability of Partners ..................   3
Section   1.05   Purposes of Partnership ...........................   4
Section   1.06   Powers of Partnership .............................   4
Section   1.07   General Partner as Limited Partner ................   5


ARTICLE   II     Management of Partnership .........................   5

Section   2.01   General ...........................................   5
Section   2.02   Services of General Partner .......................   5
Section   2.03   Compensation of General Partner ...................   5
Section   2.04   Restrictions ......................................   6
Section   2.05   Reliance by Third Parties .........................   7
Section   2.06   Partner's Transactions ............................   7
Section   2.07   Exculpation of Liability ..........................   7
Section   2.08   Indemnification ...................................   7


ARTICLE   III    Capital Accounts; Distributions;
                   Profits and Losses ..............................   8

Section   3.01   Capital Contributions .............................   8
Section   3.02   Capital Accounts ..................................  10
Section   3.03   Allocation of Gains and Losses ....................  10
Section   3.04   Distributions to Partners .........................  10
Section   3.05   No Interest on Capital ............................  11


                                      (i)
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                                                                 Page Number
                                                                 -----------

ARTICLE IV      Withdrawal of Profits, Gains
                   or Capital ......................................  12

Section 4.01    Withdrawal of Profits, Gains
                   or Capital ......................................  12
Section 4.02    Legal Representatives ..............................  12
Section 4.03    Mandatory Withdrawal ...............................  13
Section 4.04    Liquidating Share ..................................  13
Section 4.05    Cessation of Participation .........................  13


ARTICLE V       Transfer of Partnership Interests ..................  13

Section 5.01    Assignability of Interests .........................  13
Section 5.02    Substituted Limited Partners .......................  14
Section 5.03    Obligations of Assignee ............................  14


ARTICLE VI      Duration and Termination of
                   Partnership .....................................  14

Section 6.01    Duration ...........................................  14
Section 6.02    Withdrawal of Limited Partner ......................  15
Section 6.03    Withdrawal of General Partner ......................  15
Section 6.04    Liquidation ........................................  16
Section 6.05    Distribution Upon Termination ......................  16


ARTICLE VII     Reports to Partners ................................  17

Section 7.01    Financial Records ..................................  17
Section 7.02    Annual Reports .....................................  17
Section 7.03    Inspection .........................................  18
Section 7.04    Tax Returns ........................................  18


ARTICLE VIII    Valuation ..........................................  18

Section 8.01    Valuation of Partnership Net Worth .................  18
Section 8.02    Valuation Date .....................................  18
Section 8.03    Valuing Securities and Other Assets ................  19


ARTICLE IX      Miscellaneous ......................................  20

Section 9.01    Admission of Limited Partners ......................  20
Section 9.02    Disputed Matters ...................................  20
Section 9.03    Payments in Kind ...................................  21
Section 9.04    General ............................................  21
Section 9.05    Notices ............................................  21


                                      (ii)
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                                                                 Page Number
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Section 9.06   Execution of Certificate of Limited
                 Partnership and Other Documents ...................  22
Section 9.07   Force Majeure .......................................  22
Section 9.08   Amendments ..........................................  22
Section 9.09   Headings ............................................  22
Section 9.10   Power of Attorney ...................................  22

EXHIBIT A      .....................................................  24


                                     (iii)
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                                    TAMM II

                       INCENTIVE PLAN LIMITED PARTNERSHIP

                          LIMITED PARTNERSHIP AGREEMENT

         BY THIS LIMITED PARTNERSHIP AGREEMENT made and entered into as of April 8, 1984, Tucker Anthony Holding Corporation, a corporation organized under the laws of the Commonwealth of Massachusetts, as general partner, and those persons and entities executing this Agreement or counterparts thereof and listed on Exhibit A (as it may be amended from time to time) as limited partners, hereby form a limited partnership pursuant to the laws of the Commonwealth of Massachusetts.


                                    ARTICLE I

                               General Provisions

         SECTION 1.01. Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (a) Agreement. "Agreement" means this Limited Partnership Agreement as it may from time to time be amended.

         (b) Capital Account. "Capital Account" means, as to any Partner, the capital account maintained on the books of the Partnership for such Partner, as adjusted from time to time as hereinafter provided.

         (c) Capital Commitment. "Capital Commitment" means the total amount of the money paid and agreed to be paid to the Partnership by each Partner as set forth on the signature page hereof or counterpart thereof and reflected on Exhibit A hereto.

         (d) Capital Contribution. "Capital Contribution" means the amount of money at any given time which each Partner shall have actually paid to the Partnership as part or all of his Capital Commitment.

         (e) Certificate of Limited Partnership. The "Certificate of Limited Partnership" means the certificate of limited partnership for the Partnership and all amendments thereto required under the laws of the Commonwealth of Massachusetts to be signed and sworn to by the Partners of the Partnership and filed for recording in the appropriate public offices within the Commonwealth of Massachusetts to perfect or maintain the Partnership as
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a limited partnership under the laws of the Commonwealth of Massachusetts and/or to effect the admission, withdrawal or substitution of any Partner of the Partnership.

         (f) General Partner. "General Partner" means Tucker Anthony Holding Corporation, a Massachusetts corporation, or any person substituted for or who succeeds Tucker Anthony Holding Corporation as such general partner pursuant to the terms of this Agreement.

         (g) Limited Partner. "Limited Partner" means any person who is or shall become a Limited Partner of the Partnership.

         (h) Net Gain and Net Loss.

                  (i) "Net Gain" means, with respect to any fiscal period, the net income of the Partnership determined in accordance with the same principles employed in determining the Partnership's taxable income for purposes of the United States Federal income tax, taking into account the full amount of any recognized gains attributable to the sale or exchange of Securities or other assets. For purposes of this computation, taxable income shall include every item requiring separate computation under Section 702(a) of the Internal Revenue Code of 1954 as the same may be amended from time to time, plus income which is exempt from federal income tax.

                  (ii) "Net Loss" means, with respect to any fiscal period, the net loss of the Partnership determined in accordance with the same principles employed in determining the Partnership's taxable income for purposes of the United States Federal income tax by taking into account all items of expense, including the full amount of any recognized losses attributable to the sale or exchange of Securities or other assets. For purposes of this computation, taxable income shall include every item requiring separate computation under Section 702(a) of the Internal Revenue Code of 1954, as the same may be amended from time to time.

                  (iii) The following rules shall apply in determining Net Gain and Net Loss:

                    (A) Profit or loss on the sale or exchange of Partnership
                        property shall be included in the determination of Net Gain and Net Loss when realized in accordance with the United States Internal Revenue Code and when deemed realized pursuant to the provisions of Sections 3.04 and
                        6.05 hereof.


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                (B) Profit or loss on the sale of Partnership property shall be determined, to the extent applicable, on the first in, first out ("FIFO") method.

         (i) Partner. "Partner" means the General Partner or any Limited
Partner.

         (j) Partnership. "Partnership" means TAMM II Incentive Plan Limited Partnership, a Massachusetts limited partnership.

         (k) Securities. "Securities" means securities of every kind or description.

         (l) TAH. "TAH" means Tucker Anthony Holding Corporation, a Massachusetts corporation. The subsidiaries of TAH shall include all corporations and partnerships over which TAH or any of its subsidiaries have Voting Control.

         (m) ULPA. "ULPA" means the Massachusetts Uniform Limited Partnership Act, as amended from time to time.

         (n) Voting Control. "Voting Control" means the right to vote 50% or more of the securities having the right to elect the directors of a corporation or the right to designate a majority of the general partners of a partnership.

         SECTION 1.02. Partnership Name. The Partnership shall do business under the name and style of "TAMM II Incentive Plan Limited Partnership," or such other name as the General Partner may designate.

         SECTION 1.03. Fiscal Year. The fiscal year of the Partnership shall be the calendar year, or such other fiscal year as the General Partner shall designate.

         SECTION 1.04. Nature and Liability of Partners. The General Partner shall have such liability for the repayment, satisfaction and discharge of the debts, liabilities and obligations of the Partnership as is provided by the ULPA for a general partner of a limited partnership. The Limited Partners who execute this Agreement or are otherwise admitted as Limited Partners shall be liable to the Partnership for the repayment, satisfaction and discharge of its debts, liabilities and obligations only (i) to the extent of the unpaid portion of their respective Capital Commitments and (ii) to the extent provided in Section 38 of the ULPA.

         The Partners hereby agree among themselves to share in accordance with the terms of this Agreement all losses, liabilities or expenses suffered or incurred by virtue of the operation of the Partnership, provided that Limited Partners shall share such losses, liabilities, and expenses only up to the limit of


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their respective Capital Commitments. The General Partner agrees to assume and be liable for all such losses, liabilities and expenses not covered by the aggregate Capital Commitments of the Partners.

         SECTION 1.05. Purposes of Partnership. The purposes of the Partnership are to make investments in the Securities of publicly and privately held businesses, including those in the development stage, or in investment partnerships or companies formed for the purpose of investing in such businesses, in order to provide incentives to branch managers of subsidiaries of TAH who are given the opportunity to participate as Limited Partners in the Partnerships. Limited Partnership interests shall be allocated initially by TAH based on the contributions of such managers to the business of TAH and its subsidiaries and shall be subject to future vesting, redemption and other provisions hereof which relate to the continued service of such managers.

         SECTION 1.06. Powers of Partnership. In furtherance of the purposes of the Partnership set forth in Section 1.05, the Partnership shall have the following powers:

                  (a) To purchase or otherwise acquire, hold, and sell or otherwise dispose of Securities, without regard to whether such Securities are publicly traded, readily marketable, or otherwise restricted as to transfer or resale;

                  (b) Subject to the limitations set forth in paragraph 2.04(c), to possess, transfer, mortgage, pledge or otherwise deal in, and to exercise all rights, powers, privileges and other incidents of ownership or possession with respect to, Securities held or owned by the Partnership, and to carry Securities in the name of a nominee or nominees;

                  (c) Subject to the limitations set forth in paragraph 2.04(c), to borrow or raise moneys, and to guarantee the obligations of others and to sell, pledge or otherwise dispose of bonds or other obligations of the Partnership for its purposes;

                  (d) To have and maintain an office within the Commonwealth of Massachusetts and in connection therewith to rent or acquire office space, engage personnel and do such other acts and things as may be necessary or advisable in connection with the maintenance of such office, and on behalf of and in the name of the Partnership to pay and incur reasonable expenses and obligations for legal, accounting, consultative and custodial services, and all other reasonable costs and expenses incident to the operation of the Partnership;


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            (e) To form and own one or more corporations, trusts or limited partnerships, provided that no entity so formed may do directly or indirectly what the Partnership is prohibited by this Agreement from doing; and


            (f) To enter into, make and perform all such contracts, agreements and other undertakings as may be necessary or advisable or incident to the carrying out of the foregoing objects and purposes.

      SECTION 1.07. General Partner as Limited Partner. The General Partner may also be a Limited Partner, and in such event its rights, powers, restrictions and liabilities as a General Partner shall remain unaffected, and in addition, it shall, in respect of its interest as a Limited Partner, have all of the rights and powers and be subject to all of the restrictions and liabilities of a Limited Partner.

                                   ARTICLE II

                            Management of Partnership

      SECTION 2.01. General. The management, operation and policy determinations of the Partnership shall be, and hereby are, vested in the General Partner who shall manage the Partnership's affairs. Except as otherwise expressly provided herein, the General Partner shall have the power to exercise the powers, rights and authority granted to the General Partner hereunder on behalf and in the name of the Partnership.

      SECTION 2.02. Services of General Partner. The General Partner shall (i) provide investment advice to the Partnership and shall bear the cost of securing information with respect to prospective investments, (ii) maintain the books and records of the Partnership, (iii) provide routine bookkeeping and recordkeeping services and custody of Partnership securities, and (iv) provide office space, office and executive staff, and office supplies and equipment for the use of the Partnership. The General Partner shall be required to devote only such time as is necessary to perform such services and to supervise the activities of the Partnership, and directly or through its parent or subsidiaries it may engage or invest in other businesses and activities of every nature, including those competitive with the activities of the Partnership, without the Partnership or any Partner having any right by virtue of this Agreement to an interest in such other businesses or activities or any profits thereof.

      SECTION 2.03. Compensation of General Partner.

            (a) No Management Fee. The General Partner shall not receive any fees or compensation from the Partnership for its services to the Partnership.


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            (b) Expenses. The General Partner shall be reimbursed from the
      Partnership for all reasonable expenditures made on behalf of the Partnership or incurred incident to the operation of the Partnership, including, without limitation, all legal, consulting and audit expenses incurred in the organization of the Partnership, preparing any amendment to the Partnership Agreement, and performing any other legal and audit services for the Partnership, interest expenses, and brokerage fees, commissions and discounts incurred in connection with the purchase or sale of Securities, and other out-of-pocket expenses incurred in connection with the making and monitoring of the Partnership investments and the administration of the Partnership.

      SECTION 2.04. Restrictions. Partners shall be restricted in their activities as follows:

            (a) No Services by Limited Partners. The Limited Partners shall not participate in the management of the Partnership and shall not hold themselves out as General Partners or take any action on behalf of the Partnership or in any way commit the Partnership to any agreement or contract and shall have no right or authority to do any of the foregoing.

            (b) Partnership Credit. No Partner shall lend or use the funds or credit of the Partnership or employ the Partnership's name for any purpose whatsoever, except that the General Partner may do so for the purposes of the Partnership or as permitted by paragraph (c) of this Section.

            (c) Limitation on Borrowing and Pledging.

                  (i) If in the reasonable judgment of the General Partner it is desirable to do so to accomplish the purposes of the Partnership, the Partnership may borrow money from banks or other recognized financial institutions and secure payment of any such borrowing by hypothecation or pledge of Partnership properties or otherwise provided that (A) any such borrowing has an original maturity of less than one year and (B) the aggregate of all indebtedness of the Partnership for money borrowed outstanding at any one time does not exceed 5% of the sum of the Capital Commitments of all Partners.

                  (ii) The Partnership may guarantee the obligations of others provided that the amount guaranteed, together with any amount borrowed, shall at no time exceed the limitation set forth in clause (i)(B) above.


                  (iii) Notwithstanding the foregoing, the Partnership may
             borrow funds from TAH or its successors

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            or assume obligations of Limited Partners to TAH or its successors under the terms which the General Partner deems appropriate in connection with the redemption or withdrawal under Article IV of the interests of Limited Partners who have outstanding obligations to TAH under paragraph 3.04(b).

            (d) Additional Restrictions. The Partnership shall not make short sales of Securities not owned by the Partnership.

      SECTION 2.05. Reliance by Third Parties. Notwithstanding any other provision of this Article II, any third party dealing with the Partnership may rely conclusively upon the authority, power and right of the General Partner acting under this Agreement. This Section shall not be deemed to limit the liabilities and obligations of the General Partner as set forth in this Agreement.

      SECTION 2.06. Partner's Transactions. Nothing in this Agreement shall be construed to prohibit any Partner from buying or selling securities for its own account, including securities of the same issuers as those held by the Partnership.

      SECTION 2.07. Exculpation of Liability. The General Partner shall not be liable to the Partnership or any Limited Partner except for willful misconduct, fraud or actions not taken in good faith by the General Partner in the reasonable belief that it was acting in the best interests of the Partnership.

      SECTION 2.08. Indemnification. The Partnership shall indemnify the General Partner and its agents (including agents of the General Partner or agents of the Partnership who serve at the request of the Partnership as directors, officers or trustees of another organization in which the Partnership has any interest as a security holder, creditor or otherwise) against all liabilities and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise settlements, and fines, penalties and counsel fees, reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which the General Partner or such agent(s) may be or may have been involved as a party or otherwise or with which it or they may be or may have been threatened, while in office or thereafter by reason of being or having been such General Partner or such agent or serving or having served at the request of the Partnership as such director, officer, or trustee; provided, however, that indemnification shall not be paid hereunder with respect to any matter as to which the General Partner or such agent(s) shall have been finally adjudicated in any such action, suit or other proceeding to have committed willful misconduct or fraud in the conduct of its office or to have failed to act in good faith in the reason-


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able belief that it was acting in the best interests of the Partnership; and
provided, further, however, that neither the General Partner nor its agent(s) shall be entitled to indemnification under this Section 2.08 in circumstances in which Chapter 156B of the General Laws of the Commonwealth of Massachusetts would not permit indemnification of officers or directors of the Partnership if the Partnership were a Massachusetts corporation (assuming stockholders and directors had taken all steps permitted by law to grant indemnification). Expenses, including counsel fees, so incurred by the General Partner or such agent(s) may be paid by the Partnership in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Partnership if it is ultimately determined that indemnification of such expenses is not authorized under this Section 2.08. As to any matter disposed of by a compromise payment, pursuant to a consent decree, voluntary settlement or otherwise, no such indemnification, either for said payment or for any other expenses, shall be provided as to any matter to the extent that the Partnership has obtained an opinion in writing of legal counsel to the effect that the General Partner or any such agent failed to act in such manner as would permit him to be indemnified hereunder.

      The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which the General Partner or any such agent may be entitled. As used in this Section 2.08, the terms "General Partner" and "agent" include the officers and directors of the General Partner and their respective heirs, executors, administrators, successors and assigns. Nothing contained in this Section 2.08 shall limit any lawful rights to indemnification existing independently of this Section.

      The right of indemnification provided by this Section 2.08 shall not be construed to increase the liability of Limited Partners as set forth in Section 1.04.

                                   ARTICLE III

               Capital Accounts; Distributions; Profits and Losses

      SECTION 3.01. Capital Contributions.

            (a) Contributions. On or prior to the date of his becoming a Limited Partner of the Partnership, each Limited Partner shall pay to the Partnership cash equal to his Capital Commitment as set forth on Exhibit
      A. The General Partner's Capital Commitment shall be as set forth in Exhibit A hereto and shall be payable to the Partnership within 30 days after the date hereof. The Capital Contribution of the General Partner shall at all times be not less than one percent (1%) of the aggregate of all Capital Contributions of the Partners and the General Partner shall make any additional Capital Contributions required to


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      maintain such Capital Contribution of not less than one percent (1%). The aggregate of all Capital Contributions shall be, and hereby is agreed to be, available to the Partnership to carry out the purposes and objects of the Partnership.

            (b) Borrowing. Limited Partners may be given the opportunity prior to the due date of any Capital Contribution, to borrow all or any part of such contribution from TAH upon such terms as may be offered by TAH. Such terms may include, without limitation, the following:

                  (1) The principal of the loan may accelerate and be payable earlier than the date due (i) to the extent of any distributions payable to a borrower as a Limited Partner under Section 3.04, (ii) upon the termination of the employment of the borrower by TAH and its subsidiaries, other than a termination occasioned by the death or disability of the borrower, or (iii) upon the termination of the borrower's interest in the Partnership.

                  (2) The General Partner may have the right to offset loan
            obligations due TAH against distributions or other payments due the borrower as a Limited Partner hereunder and to cause the payment of such loans to the extent of such distributions or payments.

            (c) Vesting. Notwithstanding the foregoing, the interest of each individual Limited Partner shall be subject to a vesting requirement that the Limited Partner remain in the employment of subsidiaries of TAH for a consecutive period of five (5) years after the date of such Limited Partner's admission to the Partnership. This vesting requirement may be waived in whole or in part by the General Partner in its discretion and shall be waived in the event of termination of employment due to normal retirement under the employer's policies, death or disability. Upon termination of such employment of an individual Limited Partner for any reason within five (5) years from the date of his admission to this Partnership, unless the General Partner otherwise determines in its discretion:

                  (1) The remaining principal and accrued interest on any loans owed by the Limited Partner under subparagraph (b) hereof shall be immediately due and payable;

                  (2) The right of the Limited Partner to any distributions of assets of the Partnership under Section 3.04 shall terminate; and

                  (3) The interest of the Limited Partner shall be redeemed by the Partnership pursuant to Section 4.03 or


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            purchased by the General Partner on equivalent terms for retransfer to one or more substituted Limited Partners under Section 5.02 and the proceeds of such redemption or purchase shall be applied to payment of the remaining principal and accrued interest of any loans owed by the Limited Partner under subparagraph (b) hereof before any payment or distribution thereof is made to the Limited Partner.

      SECTION 3.02. Capital Accounts. There shall be established (i) in the case of the initial Partners, as of April 8, 1984 and (ii) in the case of any additional Partners, as of the day as of which such Partner was admitted to the Partnership an initial Capital Account equal to the amount of each Partner's initial Capital Contribution. Each Partner's Capital Account shall be adjusted from time to time as of the date of any of the following events by adding thereto (i) any additional Capital Contributions made, and (ii) any Net Gain and unrealized appreciation of Partnership property allocated to such Partner's Capital Account, and deducting therefrom (x) any Net Loss and unrealized depreciation of Partnership property allocated to such Partner's Capital Account, (y) any distributions made to such Partner, and (z) any withdrawals of capital or profits by such Partner pursuant to Article IV hereof.

      SECTION 3.03. Allocation of Gains and Losses. As of the end of each fiscal year of the Partnership and upon termination of the Partnership pursuant to
Article VI, the Capital Accounts of all Partners shall be adjusted by allocating thereto in the proportion that such Capital Accounts bear to one another immediately prior to such allocation, (i) the Net Gain or Net Loss of the Partnership for the fiscal year or, in the case of termination of the Partnership prior to the end of a fiscal year, for the portion of said fiscal year ending on the date of termination, and (ii) any net unrealized appreciation or depreciation of Partnership property which occurred during the fiscal year, based on the valuation of such Partnership property pursuant to Article VIII at the end of the fiscal year compared to the beginning of such fiscal year, exclusive of Net Gains or Net Losses allocated with respect to the fiscal year.

      SECTION 3.04. Distributions to Partners.

            (a) Distributions to Partners.

                  (i) Other than in connection with the termination of the
            Partnership or the withdrawal of a Partner from the Partnership, it shall be within the sole discretion of the General Partner as to whether and to what extent a distribution of the assets of the Partnership shall be made. The General Partner will exercise such discretion reasonably, and in the best interest of the Limited Partners. In no event shall the General Partner be required to make any such


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            distributions to Limited Partners whose interests have not vested under paragraph 3.01(c).

                  (ii) The General Partner may, but shall not be required to, make annual distributions to each Partner in an amount not greater than fifty percent (50%) of any interest or dividend income which is allocated to such Partner for United States Federal income tax purposes in the Partnership income tax return filed or to be filed by the Partnership with respect to the fiscal year of the Partnership immediately preceding such distribution.

                  (iii) Any distribution of assets (other than a distribution made in connection with the withdrawal of a Partner or the termination of a Partner's interest under Article IV) shall be made to all of the Partners in the ratio that their respective Capital Accounts bear to one another at the time of the distribution.

                  (iv) Any distribution of assets shall be charged to the
            respective Capital Accounts of the Partners receiving the same.

                  (v) If a distribution is to be made in Securities or other property other than cash, profit or loss shall be deemed to have been realized on such Securities or other property for purposes of determining the Capital Accounts of the Partners as of the end of the preceding quarter. Such profit or loss shall be determined as if such Securities or other property had been sold for their fair market value on the effective date of the distribution, which shall be the date on which the General Partner shall determine to make the distribution.

            (b) Withholding Distributions. No part of any distribution shall be paid pursuant to this Section 3.04 to any Limited Partner (except under subsection (a)(ii) hereof) to the extent that there is due and owing to the Partnership, at the time of such distribution, any Capital Contribution required to be paid to the Partnership pursuant to the provisions of paragraph 3.01(a) or any amount due to TAH under a loan made pursuant to paragraph 3.01(b).

            (c) Repayment of Distributions. Partners shall be required to repay Partnership distributions to the extent provided in the ULPA.

      SECTION 3.05. No Interest on Capital. No Partner shall be entitled to receive interest from the Partnership on his Capital Account.


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                                   ARTICLE IV

                     Withdrawal of Profits, Gains or Capital

      SECTION 4.01. Withdrawal of Profits, Gains or Capital. Except as otherwise provided in Section 6.02 hereof, no Limited Partner shall be permitted to withdraw profits, gains or capital from the Partnership until his interest in the Partnership is vested under paragraph 3.04(c) and then only with the approval of the General Partner, which approval may be withheld if the General Partner does not believe that such withdrawal is in the best interests of the other Limited Partners, whether because of the cash position of the Partnership, the undesirability of liquidating any of the investments of the Partnership, or otherwise. The following provisions shall govern with respect to any withdrawals approved by the General Partner:

            (a) No such withdrawal shall be made except as of the last day of a fiscal year of the Partnership;

            (b) Partial withdrawals of profits, gains or capital shall not be permitted and a Partner desiring to withdraw must withdraw his entire interest in the Partnership;

            (c) The Partner desiring to withdraw must notify in writing the General Partner at least sixty (60) days prior to the close of the fiscal year in which he wishes to effect his withdrawal;

            (d) Notwithstanding the provisions of Section 4.05, any Net Gains or Net Losses recognized by the Partnership during the period between such Partner's request for withdrawal and the actual distribution thereof and otherwise allocable to such Partner or his Capital Account shall be made a part of the payment to be made to such Partner pursuant to Section 4.04; and

            (e) The General Partner may, if necessary to accommodate a request for withdrawal by a Limited Partner, attempt to obtain a purchaser of the whole or a part of such Limited Partner's interest.

      SECTION 4.02. Legal Representatives. In the event any Limited Partner shall die or shall be declared incompetent or insane or shall be adjudicated a bankrupt, the legal representative of such Limited Partner shall upon written notice to the General Partner of the happening of any of such events become an assignee of such Limited Partner's interest subject to all of the terms of this Agreement as then in effect. Such legal representative may not terminate its interest in the Partnership and withdraw capital, profits, or gains except in accordance with Section 4.01. If the General Partner does not approve withdrawal of the interest of such legal representative, the General Partner will use its best efforts, without legal obligation, to find another person, suitable to the General Partner, willing to assume the Partnership interest of such legal representative.

      SECTION 4.03. Mandatory Withdrawal. Unless the General Partner otherwise determines, an individual Limited Partner shall be required to withdraw from the Partnership upon the termination of his employment by TAH or its Subsidiaries prior to the vesting of his interest under paragraph 3.01(c), except for a termination by reason of normal retirement under the employer's policies, death or disability, and his Partnership interest shall be liquidated under Section
4.04 or purchased by the General Partner for retransfer to substituted Limited Partners under subsection 3.01(c)(3).

      SECTION 4.04. Liquidating Share. In the event any Limited Partner shall withdraw or be required to withdraw in accordance with the provisions of this
Article IV, there shall be paid to such Limited Partner or his legal representative within 60 days after the last day of the fiscal year of the Partnership which constitutes the effective date of withdrawal, an amount equal to the value of such Partner's interest as of the effective date of withdrawal (determined in accordance with Article VIII); provided, however, that in the event of a mandatory withdrawal under Section 4.03, the interest of the withdrawing Limited Partner shall be valued at the lesser of (i) his paid-in Capital Contribution, less distributions paid to him prior to the withdrawal date other than distributions paid under subsection 3.04(a)(ii), or (ii) the value of his interest determined under Article VIII.

      SECTION 4.05. Cessation of Participation. From and after the date of withdrawal of a Partner from the Partnership under this Article IV, no interest shall be payable on its interest in the Partnership to the date of payout.

                                    ARTICLE V

                        Transfer of Partnership Interests

      SECTION 5.01. Assignability of Interests.

            (a) Subject to the provisions of Sections 4.01(e) and 4.02 hereof, the interest of a Limited Partner shall not be assignable without the prior written consent of the General Partner. No assignment shall be binding upon the Partnership until the General Partner receives an executed copy of such assignment in form and substance satisfactory to the General Partner. The assignee of such interest may become a substituted Limited Partner only upon the terms and conditions of Section 5.02.

            (b) The interest of the General Partner shall not be assignable; provided, however, that in no event shall the interest of the General Partner be reduced below a 1% interest in the Capital Accounts of the Partners and that such interest may be assigned to a successor to all or substantially all of the business of the General Partner the Voting Control of which is held by those persons then holding Voting Control of the General Partner upon (i) the execution by the General Partner of a written assignment, the execution by the successor of this Agreement, and the written assumption by the successor of the obligations of the General Partner hereunder; and (ii) the receipt by the Partnership of an opinion of counsel that such assignment and assumption will not result in the Partnership being classified as an association for Federal income tax purposes. In the event of such assignment, the successor shall become the General Partner hereunder, and the predecessor and successor General Partner shall cause the execution of any necessary papers including, without limitation, an amendment to the Certificate of Limited Partnership to record the substitution of the successor as General Partner.

      SECTION 5.02. Substituted Limited Partners. No Limited Partner shall have the right to substitute an assignee as a Limited Partner in his place. The General Partner shall have the right, in its discretion, to admit as a substituted Limited Partner any person, firm or corporation acquiring a partnership interest by assignment from another Limited Partner or from the General Partner. The admission of an assignee as a substituted Limited Partner shall be conditioned upon the assignee's written assumption of all obligations of the assigning Limited Partner and execution of this Agreement as a Limited Partner. Upon acceptance of a substituted Limited Partner, the General Partner shall forthwith amend the Certificate of Limited Partnership and any other necessary papers to show the substitution of such assignee in place of the assigning Limited Partner. The General Partner's failure or refusal to admit an assignee as a substituted Limited Partner shall not affect the right of such assignee to receive the share of profits or other distribution or compensation to which its assignor would otherwise be entitled.

      SECTION 5.03. Obligations of Assignee. Any assignee, irrespective of whether such assignee has accepted and adopted in writing the terms and provisions of this Agreement, shall be deemed by the acceptance of such assignment to have agreed to be subject to the terms and provisions of this Agreement in the same manner an its assignor.

                                   ARTICLE VI

                     Duration and Termination of Partnership

      SECTION 6.01. Duration. Except as provided in Section 6.03, the Partnership shall continue for a period of twenty (20) years from and after the date hereof, provided, however, that with the written consent of the General Partner and Limited Partners representing at least sixty-six and two-thirds percent (66 2/3%) of the combined Capital Accounts of all the Limited Partners, the Partnership may be terminated at any time after its first full fiscal year.

      SECTION 6.02. Withdrawal of Limited Partner. If any Limited Partner shall withdraw, die, be declared incompetent or insane, or be adjudicated a bankrupt, such event shall not cause the dissolution or termination of the Partnership, and the Partnership shall continue until terminated pursuant to Section 6.01 or
Section 6.03.

      SECTION 6.03. Withdrawal of General Partner.

            (a) The General Partner may withdraw at any time after December 31, 1989 by giving 90 days prior written notice to the other Partners. If Limited Partners whose Capital Accounts constitute in excess of 66 2/3% of all Capital Accounts consent in writing executed within such 90-day period to the continuation of the Partnership and elect a new General Partner, the Partnership shall not terminate but shall continue in existence as though no such withdrawal or filing had occurred, except that the new General Partner shall be substituted for the former General Partner. Any Limited Partner who does not consent to such continuation shall have the right to withdraw by giving notice within 90 days after having been notified of the continuation of the Partnership and shall be paid in the manner set forth in Section 4.04.

            (b) In the event that the Limited Partners shall have determined to continue the Partnership, the former General Partner (or its representative, successors or assigns) shall become a Limited Partner of the Partnership upon the effective date of such continuation to the extent of its then interest in the Partnership as a General Partner. Thereafter, except as otherwise provided below, such former General Partner (or its representative) shall be treated as a Limited Partner for all purposes of this Agreement, shall have all of the rights and obligations of a Limited Partner hereunder, including the right to receive allocations and distributions on the same basis as all other Limited Partners, and shall not be entitled to receive any further allocations or distributions to which the General Partner is entitled hereunder. Upon becoming a Limited Partner, such former General Partner's Capital Account and Capital Commitment shall initially be the same as they were on the effective date of such continuation. Once the General Partner ceases to be such for whatever reason and becomes a Limited Partner hereunder, such former General Partner will no longer be personally liable with respect to Partnership liabilities arising out of events and transactions occurring after his termination as General Partner (i.e., his Capital Account will be debited for his share, if any, as Limited Partner of the losses and expenses arising out of such liabilities but he will not be required to make additional contributions to the Partnership to satisfy such liabilities). However, a former General Partner will remain personally liable for all Partnership liabilities arising out of events and transactions occurring prior to his termination as General Partner (i.e., his Capital Account will be debited for his share of losses and expenses arising out of such liabilities and he will be required to make additional contributions to the Partnership to the extent of a deficit in his Capital Account due to such liabilities arising out of events and transactions occurring prior to his termination).

      SECTION 6.04. Liquidation.

            (a) Upon the termination of the Partnership the General Partner, or if there be no General Partner, then a person selected by Limited Partners representing in excess of fifty percent (50%) of the combined Capital Accounts of all Limited Partners, shall act as the liquidator (or liquidators) of the Partnership with full power and authority to:

                  (i) sell, at such prices and upon such terms as the liquidator in its sole discretion may deem appropriate, any or all of the Securities, properties and assets of the Partnership, provided that such sales shall only be made for cash and, when possible, consummated within ninety (90) days after the date of termination; and provided further that the liquidator shall not deal directly or indirectly with the Partnership for its own account without the approval in writing of all of the Limited Partners;

                  (ii) within ninety (90) days after the date of termination or as soon thereafter as possible, effect distribution of the properties and assets of the Partnership in cash or in kind in the manner set forth in Section 6.05; and

                  (iii) control and pay out the reserves established pursuant to paragraphs 6.05(b) and (d) and distribute the balance to the Partners pursuant to paragraphs 6.05(e) or (f) as additional assets.

      SECTION 6.05. Distribution Upon Termination. On termination of the Partnership, the General Partner or liquidator, as the case may be, shall make distributions out of the properties and assets of the Partnership in the following order of priority:

            (a) To the payment and discharge of the claims of all creditors of the Partnership who are not Partners;

            (b) To the establishment of such reserves as they may deem necessary or advisable in order to provide for contingent liabilities of the Partnership to all persons who are not Partners;

            (c) To the payment and discharge pro rata of the claims of all creditors of the Partnership who are Partners;

            (d) To the establishment of such reserves as they may deem necessary or advisable in order to provide for contingent liabilities of the Partnership to Partners;

            (e) To the Partners in the ratio that their respective Capital Contributions bear to one another as of the date of termination of the Partnership to the extent that the amount of each Partner's Capital Contribution exceeds the sum of all distributions made to such Partner pursuant to Section 3.04 hereof plus all withdrawals by such Partner pursuant to Article IV hereof; and

            (f) The remainder of the assets of the Partnership shall be distributed to the Partners in the relative proportions that the respective Capital Accounts of the Partners bear to one another after giving effect to (i) the foregoing distributions and (ii) allocation of any Net Gain or Net Loss through the date of termination. For purposes of determining Net Gain or Net Loss to be so allocated, profit or loss on all Securities or other property other than cash held by the Partnership on the date of termination shall be deemed realized as of such date. Such profit or loss shall be determined as if such Securities or other property had been sold for their fair market value on the date of termination.

                                   ARTICLE VII

                               Reports to Partners

      SECTION 7.01. Financial Records. The General Partner shall keep books of account in which shall be entered fully and accurately the transactions of the Partnership and financial records appropriate to the business of the Partnership.

      SECTION 7.02. Annual Reports. Within ninety (90) days after the end of each fiscal year and upon liquidation of the Partnership, the General Partner shall prepare and mail to each Partner and to each former Partner who withdrew during the applicable fiscal year or its legal representative, a report stating in sufficient detail such transactions effected by the Partnership during such fiscal year as shall enable such Partner or former Partner or the legal representative of such former Partner to prepare its respective income tax returns, including:

            (a) such Partner's Capital Account as of the close of such fiscal year;

            (b) the sum of the Capital Accounts as of such date of all the Partners;

            (c) statement of assets and liabilities of the Partnership;

            (d) profit and loss statement;

            (e) statement of holdings of Securities of the Partnership;

            (f) a description of the nature of each of the Partnership's investments, the cost thereof and the valuation thereof established pursuant to Section 8.02; and

            (g) such other financial information and documents as the General Partner deems appropriate, as a Limited Partner may reasonably request, or as is required by this Agreement and any amendments hereto.

      SECTION 7.03. Inspection. A Limited Partner shall have the right at reasonable times to inspect the books and records of the Partnership and to discuss its affairs with the agents of the General Partner.

      SECTION 7.04. Tax Returns. The General Partner will file all Federal, state or other income tax returns required of the Partnership and will supply to each Limited Partner such Partner's Form K-1 submitted with the Partner's Federal tax return. If requested to do so by any Limited Partner, the General Partner will file an election pursuant to Section 754 of the Internal Revenue Code.

                                  ARTICLE VIII

                                    Valuation

      SECTION 8.01. Valuation of Partnership Net Worth. In determining the net worth of the Partnership, the value of any Partnership asset, the Capital Accounts of the Partners, the value of any distribution, or in determining value for any other purpose under this Agreement, the provisions of this Article VIII shall apply;

      SECTION 8.02. Valuation Date. Valuation shall be determined by the General Partner as of the close of business on the

Market Day preceding the last day of each fiscal year of the Partnership or as of the close of business on the date with respect to which valuation is to be taken, or if such day is not a Market Day, then on the Market Day next preceding such date, as the case may be. A Market Day shall be a day on which the New York Stock Exchange is open for regular trading. If a valuation is taken other than in connection with the annual reports described in Section 7.02, the General Partner shall give notice of such valuation to the Limited Partners promptly after it is determined.

      SECTION 8.03. Valuing Securities and Other Assets. The following provisions shall apply in valuing interests in the Partnership:

                  (i) Listed Securities which are not restricted as to
            saleability or transferability shall be valued at the closing price as of the Valuation Date. If any listed Security was not traded on such date, then the mean of the closing high bid and low asked prices as of the close of business on such date shall be used.

                  (ii) Unlisted securities which are readily marketable shall be valued at the mean of the closing bid and asked prices as of the Valuation Date.

                  (iii) Securities, whether listed or unlisted, for which market quotations are available, but which are restricted as to saleability or transferability, shall be valued as provided in (i) and (ii) above, less a discount of from ten percent (10%) to twenty-five percent (25%) of the value thereof as determined in good faith by the General Partner. In determining the amount of such discount the General Partner shall give consideration to the nature and length of such restriction and the relative volatility of the market price of such Security.

                  (iv) Securities for which market quotations are not readily available and all other assets of the Partnership shall be valued at a fair value as determined in good faith by the General Partner.

                  (v) Interests in other partnerships shall be valued by each partnership at the times and upon the terms provided in its partnership agreement unless the General Partner of this Partnership otherwise determines.

                  (vi) Liabilities shall include, in addition to those recorded on the books of the Partnership, such other accrued or contingent liabilities as shall be determined in accordance with generally accepted accounting principles.

                  (vii) In determining the value of the interest of any Partner in the Partnership, neither the goodwill nor the right to use the firm name or trade name of the Partnership shall be considered as an asset of the Partnership.

                                   ARTICLE IX

                                  Miscellaneous

      SECTION 9.01. Admission of Limited Partners. Except as provided in this Section, no new Partner shall be admitted to the Partnership and no additional contribution of capital to the Partnership shall be accepted. New Limited Partners may be admitted in the discretion of the General Partner on the first day of any fiscal year and the interest of such new Limited Partner in the Partnership shall be established by creating a Capital Account for such new Limited Partner as of the first day following the conclusion of the preceding fiscal year of the Partnership in an amount equal to the contribution made by such new Limited Partner to the Partnership. New Limited Partners may also be admitted in the discretion of the General Partner by assignment or transfer of the interest of a Limited Partner or the General Partner in accordance with
Article V or Sections 4.01(e) or 4.02. From time to time the General Partner may select and admit additional Limited Partners to the Partnership in accordance with the following procedures: Each Limited Partner so admitted shall (i) sign a counterpart copy of this Agreement, which shall be accepted by its execution by the General Partner, as well as any other documents required by the General Partner, and (ii) make payment of his Capital Commitment as determined by the General Partner; and an amendment to the Partnership's Certificate of Limited Partnership shall be filed to reflect such addition. Each such additional Limited Partner shall thereafter be entitled to and subject to all the rights and liabilities of Limited Partners as set forth herein; provided, however, that there shall be allocated to such Limited Partner pursuant to Section 3.03 only a portion of the Net Gain, Net Loss or unrealized appreciation or depreciation of the Partnership beginning with the fiscal year in which such Limited Partner is first admitted.

      SECTION 9.02. Disputed Matters. Any controversy or dispute arising out of this Agreement, interpretation of any of the provisions hereof, or the actions of the General or Limited Partners hereunder shall be submitted to arbitration before the American Arbitration Association under the rules then obtaining of said Association, such arbitration to be held in Boston, Massachusetts, and judgment upon any award thus obtained may be entered in any court having jurisdiction thereof. In any such arbitration each party to the arbitration shall bear its own expenses, including expenses of attorneys, financial experts and other witnesses; and any arbitration fees and expenses of the arbitrators shall be divided equally between the disputing parties.

      SECTION 9.03. Payments in Kind. In the event the Partnership is required or elects to make a payment or other distribution to or on behalf of any Partner or to the legal representative, liquidator, or receiver of any deceased, incompetent, insane or bankrupt Partner, the General Partner may (but shall not be obligated to) make such payment or distribution, either wholly or partially, in Securities or other property of the Partnership. The amount of any such payment or distribution shall be deemed to be equal to the value of such securities or other property as of the effective date of their distribution to or on behalf of the Partner or his legal representatives and the decisions of the General Partner with respect to in-kind payments, including decisions with respect to selection, apportionment and valuation of Securities or other property, shall be conclusive and binding upon all Partners.

      SECTION 9.04. General. This Agreement: (a) shall be binding on the executors, administrators, estates, heirs and legal successors of the Partners;
(b) shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts; (c) may be executed in more than one counterpart as of the day and year first above written; provided, however, that each separate counterpart shall have been executed by the General Partner; and (d) contains the entire Agreement among the Partners relating to the subject matter hereof. The waiver of any of the provisions, terms or conditions contained in this Agreement shall not be considered as a waiver of any of the other provisions, terms or conditions hereof.

      SECTION 9.05. Notices.

            (a) To the Partners. Any notice to be given hereunder by the Partnership to any Partner shall be in writing and signed by the General Partner. Any such notice shall be conclusively deemed to have been given if either delivered in person to such Partner or mailed by registered or certified mail to such Partner at his address set forth in Exhibit A. Any Partner may change his address for notice by written notice to the Partnership.

            (b) To the Partnership. Any notice to be given hereunder to the Partnership shall be in writing and signed by the Partner giving notice. Any such notice shall be conclusively deemed to have been given if delivered in person or mailed by registered or certified mail, postage prepaid to the General Partner at its address set forth in Exhibit A, or such other address as the General Partner may from time to time designate by notice to all Partners.

      SECTION 9.06. Execution of Certificate of Limited Partnership and Other Documents. The General Partner agrees to prepare and file and the Partners agree to execute a certificate of limited partnership, any amendments thereto, and such other instruments, documents and papers as the General Partner deems necessary or appropriate to carry out the intent of this Agreement, and to take such other action as the General Partner deems appropriate to maintain the Partnership's status as a Limited Partnership under the ULPA.

      SECTION 9.07. Force Majeure. Whenever any act or thing is required of the Partnership hereunder within any specified period of time, the Partnership shall be entitled to such additional period of time to do such acts or things as shall equal any period of delay resulting from causes beyond the reasonable control of the Partnership, including, without limitation, bank holidays, actions of governmental agencies, closing the New York Stock Exchange at times other than normal closing dates, and financial crises of a nature materially affecting the purchase and sale of Securities.

      SECTION 9.08. Amendments. Except as otherwise specifically provided herein, the terms and provisions of this Agreement may be modified or amended at any time and from time to time only with the written consent of (1) the General Partner and (2) Limited Partners (excluding TAH) representing in excess of fifty percent (50%) of the combined Capital Accounts of all Limited Partners insofar as is consistent with the laws governing this Agreement; provided, however, that without the specific written consent of each Partner adversely affected thereby no such modification or amendment shall (i) increase the obligation of a Limited Partner beyond that set forth in Section 1.04, (ii) reduce the Capital Account of any Partner or its rights to distribution and withdrawal with respect thereto; or (iii) amend Section 1.05 to permit Partnership activities which would subject a Limited Partner to Federal or state taxation which such Partner would not be subject to in the absence of such activity. Without unanimous consent no amendment or modification may be made (x) which would cause the Partnership to cease to be a Limited Partnership under applicable state law or
(y) which would amend this Section 9.08.

      SECTION 9.09. Headings. Article, Section, Paragraph and Subparagraph headings are for convenience of reference only, and are not part of this Agreement, and shall not be considered in interpreting this Agreement.

      SECTION 9.10. Power of Attorney. Each Limited Partner does hereby constitute and appoint R. Willis Leith, Jr., Gerald Segel and W. Ward Carey and each of them, its true and lawful representative, in its name, place and stead, to make, execute, sign, acknowledge, deliver and file all such instruments, documents and certificates which may from time to time be required by the laws of the United States of America, the Commonwealth of Massachusetts, or any other state in which the Partnership shall determine to do business, or any political subdivision or agency thereof, to effectuate, implement and continue the valid and subsisting existence of the Partnership, including, without limitation, a Certificate of Limited Partnership and amendments thereto and any such certificate or amendment filed for the purpose of admitting the undersigned as Limited Partners of the Partnership.

      IN WITNESS WHEREOF, the General Partner and the Limited Partners have hereunto set their hands and seals as of the date first set forth above.

                                      GENERAL PARTNER
                                      Tucker Anthony Holding Corporation

                                      By:_______________________________________

                                      LIMITED PARTNER

                                      __________________________________________

                                      __________________________________________
                                      (Print Name)

                                      S.S.#_____________________________________

                                      Allocation Accepted:  $____________

      ss:

      Then personally appeared before me ___________________, known to me, and acknowledged the same to be his free act and deed.

                                      __________________________________________
                                      Notary

                                    EXHIBIT A

                                 General Partner

                                                       Capital
Name                          Address                  Commitment
----                          -------                  ----------

Tucker Anthony Holding        One Beacon Street       1% of total
   Corporation                Boston, MA 02109         Capital as
                                                    General Partner



                                Limited Partners

                                                        Capital
Name                          Address                  Commitment
----                          -------                  ----------
                                                       $___________